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                                                                   EXHIBIT 99.10

                                                                  EXECUTION COPY

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of September 1, 2006, among Merrill Lynch Mortgage Lending, Inc., having an address at World Financial Center, North Tower, New York, New York 10281 ("Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10281 ("Assignee") and Wells Fargo Bank, N.A., having an address at 1 Home Campus, Des Moines, Iowa 50328-0001 (the "Company").

          WHEREAS, Assignor acquired the mortgage loans set forth on Attachment 1 annexed hereto (the "Assigned Loans") from the Company pursuant to that certain Seller's Warranties and Servicing Agreement (WFHM Mortgage Loan Series 2006-W60) (the "Agreement"), dated as of July 1, 2006, by and between Assignor, as Purchaser, and the Company; and

          WHEREAS, the Company agreed to service the Assigned Loans pursuant to the Agreement.

          NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement (as defined below).

Assignment and Assumption

     1. Assignor hereby grants, sells, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Agreement. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Agreement other than those set forth on Attachment l. Notwithstanding anything to the contrary contained herein, Assignor is retaining the right to enforce the representations and warranties made by the Company prior to the date hereof with respect to the Assigned Loans and the Company.

Representations, Warranties and Covenants

     2. Assignor warrants and represents to, and covenants with, Assignee and the Company that, as of the date hereof:

          a. Attached hereto as Attachment 2 is a true and accurate copy of the Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Agreement as it relates to the Assigned Loans, free

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               and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Agreement as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

          c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Assigned Loans or the Agreements;

          d. Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the Agreement. Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Agreement;

          e. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          f. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and the Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the


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               consummation by it of the transactions contemplated hereby.
               Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or that would render the disposition of the Assigned Loans a violation of
               Section 5 of the 1933 Act or require registration pursuant thereto; and

          h. Assignor has received from the Company, and has delivered to Assignee, all documents required to be delivered to Assignor by the Company prior to the date hereof pursuant to Section 7.01 of the Agreement with respect to the Assigned Loans.

     3. Assignee warrants and represents to, and covenants with, Assignor and Company that as of the date hereof:

          a. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and the Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights


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               generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or Assignee's ability to perform its obligations under this AAR Agreement;

          e. Assignee understands that the Assigned Loans have not been registered under the Securities Act of 1934 (the "Securities Act") or the securities laws of any state;

          f. Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code;

          g. Assignee assumes all of the rights of the Assignor under the Agreements with respect to the Assigned Loans including the right to enforce the representations and warranties of the Company contained in the Agreements; and

          h. A registration statement on Form S-3 (File No. 333-130545), including the Base Prospectus (the "Registration Statement") has been filed with the Securities and Exchange Commission (the "Commission") and has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated, or to the Assignee's knowledge, threatened, by the Commission.

     4. The Company warrants and represents to, and covenants with, Assignor and Assignee that as of the date hereof:

          a. Attached hereto as Attachment 2 is a true and accurate copy of the Agreement, which agreement is in full force and effect as of the date hereof and the respective provisions of which have not been waived,


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               amended or modified in any respect, nor has any notice of
               termination been given thereunder;

          b. The Company is duly organized, validly existing and in good standing as a national banking association under the laws of the United States of America and has all requisite power and authority to service the Assigned Loans;

          c. The Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This AAR Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this AAR Agreement or the consummation by it of the transactions contemplated hereby;

          e. The Company shall establish a Custodial Account (entitled "Wells Fargo Bank, N.A., as Servicer, in trust for Wells Fargo Bank, N.A. as Securities Administrator for Merrill Lynch Mortgage Investors Trust MLMI Series 2006-AF1 Mortgage Pass-Through Certificates") and an Escrow Account (entitled "Wells Fargo Bank, N.A., as Servicer, in trust for Wells Fargo Bank, N.A., as Securities Administrator for Merrill Lynch Mortgage Investors Trust MLMI Series 2006-AF1 Mortgage Pass-Through Certificates") with respect to the Assigned Loans, which accounts shall be separate from the Custodial Account and Escrow Account previously established under the Agreement in favor of the Assignor; and


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          f.   Each of the representations and warranties made by Company in
               Section 3.01 of the Agreement (except Section 3.01(f)) are true and correct in all material respects as of the date hereof.

Recognition of Assignee

     5. From and after the date hereof, the Company shall recognize Assignee as owner of the Assigned Loans and will service the Assigned Loans for Assignee in accordance with the Agreement (as modified herein), the terms of which are incorporated herein by reference. The Company hereby acknowledges that the Mortgage Loans will be part of a REMIC. In no event will the Company service the Mortgage Loans in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code). In addition, Company hereby acknowledges that from and after the date hereof, the Assigned Loans will be subject to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 2006, by and among Merrill Lynch Mortgage Investors, Inc., Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") and HSBC Bank USA, National Association. Pursuant to the Pooling and Servicing Agreement, the Master Servicer is required to monitor the Company's performance of its servicing obligations under the Agreement. Such right will include, without limitation, the right to terminate the Company under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company.

     6. In connection therewith, the Company hereby agrees that all remittances required to be made with respect to the Assigned Loans pursuant to the Agreement will be made in accordance with the following wire transfer instructions:

               Bank: Wells Fargo Bank, N.A.
               ABA Routing Number: 121-000-248
               Account Name: Corporate Trust Clearing
               Account Number: 3970771416
               For Credit to: MLMI Series 2006-AF1, Acct# 50948000

and the Company shall deliver all reports required to be delivered under the Agreement to the Master Servicer at:

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager - MLMI 2006-AF1

     It is the intention of Assignor, the Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.


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Neither the Company nor Assignor shall amend or agree to amend, modify, waive or otherwise alter any of the terms or provisions of the Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of Assignee.

Modification of the Agreement

          7. Assignor, Assignee and the Company hereby amend the Agreement as follows:

          (a) The Assignor, Assignee and Company hereby amend the definition of "Remittance Date" in Article I of the Agreement by deleting the words "immediately following" and replacing them with ""immediately preceding".

          (b) The Assignor, Assignee and Company hereby amend Article I of the Agreement by deleting the definition of "Business Day" in its entirety and replacing it with the following:

          "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking and savings and loan institutions in the State of Maryland, State of Minnesota or State of California are authorized or obligated by law or executive order to be closed."

          (c) The Assignor, Assignee and Company hereby amend Article I of the Agreement by deleting the definition of "Whole Loan Transfer" in its entirety and replacing it with the following:

          "Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction."

          (d) The Assignor, Assignee and Company hereby amend Article I of the Agreement by deleting the definition of "Commission" in its entirety and replacing it with the following:

          "Commission: The United States Securities and Exchange Commission."

          (e) The Assignor, Assignee and Company hereby amend Article I of the Agreement by deleting the definition of "Company Information" in its entirety and replacing it with the following:

          "Company Information: As defined in Section 6.07A(a)."

          (f) The Assignor, Assignee and Company hereby amend Article I of the Agreement by deleting the definition of "Master Servicer" in its entirety and replacing it with the following:

          "Master Servicer: Wells Fargo Bank, N.A."


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          (g) The Assignor, Assignee and Company hereby amend Article I of the
Agreement by deleting the definition of "Reconstitution" in its entirety and replacing it with the following:

          "Reconstitution: Any Securitization Transaction or Whole Loan
     Transfer."

          (h) The Assignor, Assignee and Company hereby amend Article I of the Agreement by deleting the definition of "Servicer" in its entirety and replacing it with the following:

          "Servicer: As defined in Section 9.01(h)(iii)."

          (i) The Assignor, Assignee and Company hereby amend Article I of the Agreement by adding the following definitions in alphabetical order:

     "Assignment and Assumption Agreement: The assignment and assumpyion agreement, deated as of September 1, 2006, by and amont Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A., as the company."

          "Pooling and Servicing Agreement: The pooling and servicing agreement dated as of September 1, 2006, by and among Merrill Lynch Mortgage Investors, Inc., the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association, as trustee."

          "Securities Administrator: Wells Fargo Bank, N.A."

          (j) Assignor, Assignee and the Company hereby amend Section 5.02 of the Agreement by deleting the section in its entirety and replacing it with the following:

     "On or before the tenth calendar day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Company shall furnish to the Purchaser or its designee a delinquency report in the form set forth in Exhibit J-1, a monthly remittance advice in the form set forth in Exhibit J-2, and a realized loss report in the form set forth in Exhibit J-3, each in a mutually agreeable electronic format, as to the latest Due Period, together with such other information with respect to the Mortgage Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith."

          (k) Assignor, Assignee and the Company hereby amend Section 6.04 of the Agreement by deleting such section in its entirety and replacing it with the following:

     "On or before March 1st of each calendar year, commencing in 2007, the Company shall deliver to the Master Servicer a statement of compliance addressed to the Master Servicer and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the


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     Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof."

          (l) Assignor, Assignee and the Company hereby amend the Agreement by deleting Section 6.05 in its entirety and replacing it with "[Reserved]."

          (m) Assignor, Assignee and the Company hereby delete Section 6.06 of the Agreement in its entirety and replace it with the following:

     "Section 6.06 Report on Assessment of Compliance and Attestation.

          With respect to any Mortgage Loans that are the subject of a Securitization Transaction, on or before March 1st of each calendar year, commencing in 2007, the Company shall:

          (i) deliver to the Master Servicer a report (in form and substance reasonably satisfactory to the Master Servicer) regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Master Servicer and signed by an authorized officer of the Company, and shall address each of the "Applicable Servicing Criteria" specified on
     Exhibit I hereto (or those Servicing Criteria otherwise mutually agreed to by the Purchaser, the Company and any Person that will be responsible for signing any Sarbanes Certification with respect to a Securitization Transaction in response to evolving interpretations of Regulation AB);

          (ii) deliver to the Master Servicer a report of a registered public accounting firm reasonably acceptable to the Master Servicer that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

          (iii) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 4.26(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in this Section; and

          (iv) deliver, and cause each Subservicer and each Subcontractor described in clause (iii) to deliver, to the Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit G.


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          The Company acknowledges that the parties identified in clause (iv)
     above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

          Each assessment of compliance provided by a Subservicer pursuant to
     Section 6.06(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit I hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 6.06(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 4.26."

          (n) Assignor, Assignee and the Company hereby delete Section 6.07 of the Agreement in its entirety and replace it with the following:

     "Section 6.07 Remedies.

          (i) Any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article IX, Section 4.26, Section 6.04 or Section 6.06, or any breach by the Company of a representation or warranty set forth in Section 9.01(h)(vi)(A) or in a writing furnished pursuant to Section 9.01(h)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01(h)(vi)(B) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this Section, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company (and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

          (ii) Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 6.04 or Section 6.06, including (except as provided below) any failure by


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     the Company to identify pursuant to Section 4.26(ii) any Subcontractor
     "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten (10) calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

          Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph
     (ii) if a failure of the Company to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

          (iii) The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser), any Master Servicer and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief."

          (o) Assignor, Assignee and the Company hereby amend Section 9.01(c) of the Agreement by deleting such section in its entirety and replacing it with "Reserved."

          (p) Assignor, Assignee and the Company hereby amend Section 9.01(d) by deleting such section in its entirety and replacing it with the following:

          "provide any and all information and appropriate verification of information which may be reasonably available to the Company, including the Company's underwriting standards, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall request; provided that the Purchaser executes an Indemnification Agreement substantially in the form of Exhibit H attached hereto;

          The Company shall provide such additional representations, warranties, covenants, opinions of counsel or certificates of officers of the Company as are reasonably believed necessary by the trustee, any rating agency or the Purchaser, as the case may be, in connection with such Agency Sales, Whole Loan Transfers or Securitization Transactions. The Purchaser shall pay all third-party costs associated with the preparation of such information. The Company shall execute any seller/servicer agreements required within a reasonable period of time after receipt of such seller/servicer agreements which time shall be sufficient for the Company and Company's counsel to review such seller/servicer agreements. Under this Agreement, the Company shall retain a Servicing Fee for each Mortgage Loan at the Servicing Fee Rate;"

          (q) Assignor, Assignee and the Company hereby delete Section 9.01(e)(iv) of the Agreement in its entirety and replace it with the following:

     "For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (1) promptly notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third-Party Originator (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in Section 9.01(e)(i)(D) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and
(2) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

          (r) Assignor, Assignee and the Company hereby delete Sections 9.01(f)
(i), (ii), (iii) and (iv) and replace them with the following:

          "(i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided in written or electronic form under Sections 4.26, 6.04, 6.06, 9.01(e) and (f) by or on behalf of the Company, or provided under Sections 4.26, 6.04, 6.06, 9.01(e) and (f) by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

          (ii) any breach by the Company of its obligations under this Section 9.01(e), including particularly any failure by the Company, any Subservicer, any

               Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 4.26, 6.04, 6.06 and 9.01(e), including any failure by the Company to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

          (iii) any breach by the Company of a representation or warranty set forth in Section 9.01(e)(vi)(A) or in a writing furnished pursuant to Section 9.01(e)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01(e)(vi)(B) to the extent made as of a date subsequent to such closing date; or

          (iv) the negligence, bad faith or willful misconduct of the Company in connection with is performance under SectionS 4.26, 6.04, 6.06 and 9.01(e)."

          (s) Assignor, Assignee and the Company hereby delete Section 9.01(g), third paragraph, in its entirety and replace it with the following:

     "Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the Master Servicer or any Depositor to permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance."

          (t) Assignor, Assignee and the Company hereby amend Section 10.01(ii) of the Agreement by adding the following language to the beginning of such section: "except with respect to clause (x) below,"

          (u) Assignor, Assignee and the Company hereby amend Article XII of the Agreement by adding the following new Section 12.15:

     "Section 12.15. Third Party Beneficiary.

     For purposes of this Article XII and any related provisions thereto, any Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement."

          (v) Assignor, Assignee and the Company hereby amend Exhibit G of the Agreement by deleting such exhibit in its entirety and replacing it with the following:

                                   "EXHIBIT G

                          FORM OF ANNUAL CERTIFICATION

     Re: The [__] agreement dated as of [__________ l, 200[__] (the
         "Agreement"), among [IDENTIFY PARTIES]

     I, ____________________________, the _______________________ of [NAME OF
COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

2. Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

3. Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

4. I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance

     Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

5. The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

          (w) Assignor, Assignee and the Company hereby amend the Agreement by adding the following Exhibit I to the Agreement:

                                   "EXHIBIT I

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                       SERVICING CRITERIA                                          APPLICABLE
------------------------------------------------------------------------------------------------    SERVICING
    REFERENCE                                         CRITERIA                                      CRITERIA
----------------   -----------------------------------------------------------------------------   ----------
                                          GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or other          X
                   triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties,               X
                   policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the party           X
                   participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

                                         CASH COLLECTION AND ADMINISTRATION

                                       SERVICING CRITERIA                                          APPLICABLE
------------------------------------------------------------------------------------------------    SERVICING
    REFERENCE                                         CRITERIA                                      CRITERIA
----------------   -----------------------------------------------------------------------------   ----------
1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate custodial bank        X
                   accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an               X
                   investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or                X
                   distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve accounts or          X
                   accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository              X
                   institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.               X

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-backed                X
                   securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                                         INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the Commission, are          X
                   maintained in accordance with the transaction agreements and applicable
                   Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with              X
                   timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two business days to the        X
                   Servicer's investor records, or such other number of days specified in the transaction agreements.

                                       SERVICING CRITERIA                                          APPLICABLE
------------------------------------------------------------------------------------------------    SERVICING
    REFERENCE                                         CRITERIA                                      CRITERIA
----------------   -----------------------------------------------------------------------------   ----------
1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with cancelled         X
                   checks, or other form of payment, or custodial bank statements.

                                             POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as required by the           X
                   transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as required by the              X
                   transaction agreements.

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made, reviewed       X
                   and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance with          X
                   the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree with the Servicer's       X
                   records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage loans          X
                   (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans, modifications         X
                   and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period a           X
                   mortgage loan is delinquent in accordance with the transaction agreements.
                   Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans with            X
                   variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow accounts):         X
                   (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance payments)           X

                                       SERVICING CRITERIA                                          APPLICABLE
------------------------------------------------------------------------------------------------    SERVICING
    REFERENCE                                         CRITERIA                                      CRITERIA
----------------   -----------------------------------------------------------------------------   ----------
                   are made on or before the related penalty or expiration dates, as indicated
                   on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on             X
                   behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two business           X
                   days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are recognized and            X
                   recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item 1114(a)(1)
                   through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

          (x) Assignor, Assignee and the Company hereby amend the Agreement to add the following Exhibit J-1, Exhibit J-2 and Exhibit J-3 to the Agreement:

                                  "EXHIBIT J-1

EXHIBIT: STANDARD FILE LAYOUT - DELINQUENCY REPORTING

COLUMN/HEADER NAME                                  DESCRIPTION                        DECIMAL   FORMAT COMMENT
------------------                                  -----------                        -------   --------------
SERVICER_LOAN_NBR             A unique number assigned to a loan by the
                              Servicer. This may be different than the LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by an
                              external servicer to identify a group of loans in
                              their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST_NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment is due                   MM/DD/YYYY
                              to the servicer at the end of processing cycle, as
                              reported by Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was filed.                  MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to the
                              bankruptcy filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy has been                  MM/DD/YYYY
                              approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From Bankruptcy.                      MM/DD/YYYY
                              Either by Dismissal, Discharged and/or a Motion
                              For Relief Was Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved By The                   MM/DD/YYYY
                              Servicer

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A Loan
                              Such As;

LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is Scheduled To                 MM/DD/YYYY
                              End/Close

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually Completed                 MM/DD/YYYY

FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the servicer                   MM/DD/YYYY
                              with instructions to begin foreclosure
                              proceedings.

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to Pursue                       MM/DD/YYYY
                              Foreclosure

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in a                      MM/DD/YYYY
                              Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is expected                   MM/DD/YYYY
                              to occur.

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                           MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the foreclosure           2      No commas(,) or
                              sale.                                                              dollar signs ($)

EVICTION_START_DATE           The date the servicer initiates eviction of the                    MM/DD/YYYY
                              borrower.

EVICTION_COMPLETED_DATE       The date the court revokes legal possession of the                 MM/DD/YYYY
                              property from the borrower.

LIST_PRICE                    The price at which an REO property is marketed.              2     No commas(,)  or
                                                                                                 dollar signs ($)

LIST_DATE                     The date an REO property is listed at a particular                 MM/DD/YYYY
                              price.

OFFER_AMT                     The dollar value of an offer for an REO property.            2     No commas(,) or
                                                                                                 dollar signs ($)

OFFER_DATE_TIME               The date an offer is received by DA Admin or by                    MM/DD/YYYY
                              the Servicer.

REO_CLOSING_DATE              The date the REO sale of the property is scheduled                 MM/DD/YYYY
                              to close.

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                            MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is occupied.

PROP_CONDITION_CODE           A code that indicates the condition of the property.

PROP_INSPECTION_DATE          The date a property inspection is performed.                       MM/DD/YYYY

APPRAISAL_DATE                The date the appraisal was done.                                   MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the property based on          2
                              brokers price opinion or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth if repairs are       2
                              completed pursuant to a broker's price opinion or
                              appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a borrower to stop
                              paying on a loan. Code indicates the reason why the
                              loan is in default for this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With Mortgage              MM/DD/YYYY
                              Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                           No commas(,) or
                                                                                                 dollar signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed Claim                    MM/DD/YYYY
                              Payment

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On Claim             2      No commas(,) or
                                                                                                 dollar signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance Company                   MM/DD/YYYY

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance Company           2      No commas(,) or
                                                                                                 dollar signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was Issued By The             MM/DD/YYYY
                              Pool Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company              2      No commas(,) or
                                                                                                 dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                           MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                            2      No commas(,) or
                                                                                                 dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                            MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                             2      No commas(,) or
                                                                                                 dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE    Date FHA Part B Claim Was Filed With HUD                          MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                            2      No commas(,) or
                                                                                                 dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                            MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                             2      No commas(,) or
                                                                                                 dollar signs ($)

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans Admin                    MM/DD/YYYY

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                    MM/DD/YYYY

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                     2      No commas(,) or
                                                                                                 dollar signs ($)

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP-  Borrower Assistance Program

     -    CO-   Charge Off

     -    DIL-  Deed-in-Lieu

     -    FFA-  Formal Forbearance Agreement

     -    MOD-  Loan Modification

     -    PRE-  Pre-Sale

     -    SS-   Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------------------------------
    09        Forbearance
    17        Pre-foreclosure Sale Closing Plan Accepted
    24        Government Seizure
    26        Refinance
    27        Assumption
    28        Modification
    29        Charge-Off
    30        Third Party Sale
    31        Probate
    32        Military Indulgence
    43        Foreclosure Started
    44        Deed-in-Lieu Started
    49        Assignment Completed
    61        Second Lien Considerations
    62        Veteran's Affairs-No Bid
    63        Veteran's Affairs-Refund
    64        Veteran's Affairs-Buydown
    65        Chapter 7 Bankruptcy
    66        Chapter 11 Bankruptcy
    67        Chapter 13 Bankruptcy

                                   EXHIBIT J-2

STANDARD FILE LAYOUT - MASTER SERVICING

                                                                                              MAX
   COLUMN NAME                   DESCRIPTION                DECIMAL      FORMAT COMMENT      SIZE
-----------------   -------------------------------------   -------   --------------------   ----
SER_INVESTOR_NBR    A value assigned by the Servicer to               Text up to 10 digits    20
                    define a group of loans.

LOAN_NBR            A unique identifier assigned to each              Text up to 10 digits    10
                    loan by the investor.

SERVICER_LOAN_NBR   A unique number assigned to a loan by             Text up to 10 digits    10
                    the Servicer. This may be different
                    than the LOAN_NBR.

BORROWER_NAME       The borrower name as received in the              Maximum length of 30    30
                    file. It is not separated by first                (Last, First)
                    and last name.

SCHED_PAY_AMT       Scheduled monthly principal and            2      No commas(,) or         11
                    scheduled interest payment that a                 dollar signs ($)
                    borrower is expected to pay, P&I
                    constant.

NOTE_INT_RATE       The loan interest rate as reported by      4      Max length of 6          6
                    the Servicer.

NET_INT_RATE        The loan gross interest rate less the      4      Max length of 6          6
                    service fee rate as reported by the
                    Servicer.

SERV_FEE_RATE             The servicer's fee rate for a loan as    4    Max length of 6                       6
                          reported by the Servicer.

SERV_FEE_AMT              The servicer's fee amount for a loan     2    No commas(,) or dollar signs ($)     11
                          as reported by the Servicer.

NEW_PAY_AMT               The new loan payment amount as           2    No commas(,) or dollar signs ($)     11
                          reported by the Servicer.

NEW_LOAN_RATE             The new loan rate as reported by the     4    Max length of 6                       6
                          Servicer.

ARM_INDEX_RATE            The index the Servicer is using to       4    Max length of 6                       6
                          calculate a forecasted rate.

ACTL_BEG_PRIN_BAL         The borrower's actual principal          2    No commas(,) or dollar signs ($)     11
                          balance at the beginning of the
                          processing cycle.

ACTL_END_PRIN_BAL         The borrower's actual principal          2    No commas(,) or dollar signs ($)     11
                          balance at the end of the processing
                          cycle.

BORR_NEXT_PAY_DUE_DATE    The date at the end of processing             MM/DD/YYYY                           10
                          cycle that the borrower's next
                          payment is due to the Servicer, as
                          reported by Servicer.

SERV_CURT_AMT_1           The first curtailment amount to be       2    No commas(,) or dollar signs ($)     11
                          applied.

SERV_CURT_DATE_1          The curtailment date associated with          MM/DD/YYYY                           10
                          the first curtailment amount.

CURT_ADJ_ AMT_1           The curtailment interest on the first    2    No commas(,) or dollar signs ($)     11
                          curtailment amount, if applicable.

SERV_CURT_AMT_2           The second curtailment amount to be      2    No commas(,) or dollar signs ($)     11
                          applied.

SERV_CURT_DATE_2          The curtailment date associated with          MM/DD/YYYY                           10
                          the second curtailment amount.

CURT_ADJ_ AMT_2           The curtailment interest on the          2    No commas(,) or dollar signs ($)     11
                          second curtailment amount, if
                          applicable.

SERV_CURT_AMT_3           The third curtailment amount to be       2    No commas(,) or dollar signs ($)     11
                          applied.

SERV_CURT_DATE_3          The curtailment date associated with          MM/DD/YYYY                           10
                          the third curtailment amount.

CURT_ADJ_AMT_3            The curtailment interest on the third    2    No commas(,) or dollar signs ($)     11
                          curtailment amount, if applicable.

PIF_AMT                   The loan "paid in full" amount as        2    No commas(,) or dollar signs ($)     11
                          reported by the Servicer.

PIF_DATE                  The paid in full date as reported by          MM/DD/YYYY                           10
                          the Servicer.

ACTION_CODE               The standard FNMA numeric code used           Action  Code Key: 15=Bankruptcy,     2
                          to indicate the default/delinquent            30=Foreclosure, 60=PIF,
                          status of a particular loan.                  63=Substitution,
                                                                        65=Repurchase,70=REO

INT_ADJ_AMT               The amount of the interest adjustment    2    No commas(,) or dollar signs ($)     11
                          as reported by the Servicer.

SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment        2    No commas(,) or dollar signs ($)     11
                          amount, if applicable.

NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if      2    No commas(,) or dollar signs ($)     11
                          applicable.

LOAN_LOSS_AMT             The amount the Servicer is passing as    2    No commas(,) or dollar signs ($)     11
                          a loss, if applicable.

SCHED_BEG_PRIN_BAL        The scheduled outstanding principal      2    No commas(,) or dollar signs ($)     11
                          amount due at the beginning of the
                          cycle date to be passed through to
                          investors.

SCHED_END_PRIN_BAL        The scheduled principal balance due      2    No commas(,) or dollar signs ($)     11
                          to investors at the end of a
                          processing cycle.

SCHED_PRIN_AMT            The scheduled principal amount as        2    No commas(,) or dollar signs ($)     11
                          reported by the Servicer for the
                          current cycle -- only applicable for
                          Scheduled/Scheduled Loans.

SCHED_NET_INT             The scheduled gross interest amount      2    No commas(,) or dollar signs ($)     11
                          less the service fee amount for the
                          current cycle as reported by the
                          Servicer -- only applicable for
                          Scheduled/Scheduled Loans.

ACTL_PRIN_AMT             The actual principal amount collected    2    No commas(,) or dollar signs ($)     11
                          by the Servicer for the current
                          reporting cycle -- only applicable
                          for Actual/Actual Loans.

ACTL_NET_INT              The actual gross interest amount less    2    No commas(,) or dollar signs ($)     11
                          the service fee amount for the
                          current reporting cycle as reported
                          by the Servicer -- only applicable
                          for Actual/Actual Loans.

PREPAY_PENALTY_ AMT       The penalty amount received when a       2    No commas(,) or dollar signs ($)     11
                          borrower prepays on his loan as
                          reported by the Servicer.

PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for the    2    No commas(,) or dollar signs ($)     11
                          loan waived by the servicer.

MOD_DATE                  The Effective Payment Date of the             MM/DD/YYYY                           10
                          Modification for the loan.

MOD_TYPE                  The Modification Type.                        Varchar  - value  can be alpha or    30
                                                                        numeric

DELINQ_P&I_ADVANCE_AMT    The current outstanding principal and    2    No commas(,) or dollar signs ($)     11
                          interest advances made by Servicer.

                                   EXHIBIT J-3

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent/Attorney Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: ________________________   Date:  _________________________________
Phone: ______________________________   Email Address:__________________________

Servicer Loan No.   Servicer Name   Servicer Address
-----------------   -------------   ----------------


WELLS FARGO BANK, N.A. LOAN NO._____________________________

Borrower's Name: __________________________________________________________
Property Address: _________________________________________________________

LIQUIDATION TYPE: REO SALE   3RD PARTY SALE   SHORT SALE   CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN   YES   NO
If "Yes", provide deficiency or cramdown amount _______________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1)  Actual Unpaid Principal Balance of Mortgage Loan           $ ______________(1)
(2)  Interest accrued at Net Rate                               ________________(2)
(3)  Accrued Servicing Fees                                     ________________(3)
(4)  Attorney's Fees                                            ________________(4)
(5)  Taxes (see page 2)                                         ________________(5)
(6)  Property Maintenance                                       _______________ (6)
(7)  MI/Hazard Insurance Premiums (see page 2)                  ________________(7)
(8)  Utility Expenses                                           ________________(8)
(9)  Appraisal/BPO                                              ________________(9)
(10) Property Inspections                                       ________________(10)
(11) FC Costs/Other Legal Expenses                              ________________(11)
(12) Other (itemize)                                            ________________(12)
        Cash for Keys________________________                   ________________(12)
        HOA/Condo Fees_______________________                   ________________(12)
        _____________________________________                   ________________(12)

         TOTAL EXPENSES                                         $_______________(13)
CREDITS:
(14) Escrow Balance                                             $_______________(14)
(15) HIP Refund                                                 ________________ (15)
(16) Rental Receipts                                            ________________ (16)
(17) Hazard Loss Proceeds                                       ________________ (17)
(18) Primary Mortgage Insurance / Gov't Insurance               ________________(18a)
HUD Part A
                                                                ________________(18b)
HUD Part B

(19) Pool Insurance Proceeds                                    ________________(19)
(20) Proceeds from Sale of Acquired Property                    ________________(20)
(21) Other (itemize)                                            ________________(21)
     _________________________________________                  ________________(21)

     TOTAL CREDITS                                              $_______________(22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                         $_______________(23)

ESCROW DISBURSEMENT DETAIL

   TYPE                   PERIOD OF
(TAX /INS.)   DATE PAID    COVERAGE   TOTAL PAID   BASE AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   -----------   ---------   --------


Miscellaneous

     8. All demands, notices and communications related to the Assigned Loans, the Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of the Company,

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, IA  50328-0001
               Attention: John B. Brown, MAC X2302-033
               Fax: 515/324-3118
               with a copy to:

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, Iowa  50328-0001
               Attention: General Counsel MAC X2401-06T

          b.   In the case of Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               World Financial Center
               North Tower
               New York, New York 10281
               Attention: MLMI 2006-AF1

          c.   In the case of Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MLMI 2006-AF1

          d.   In the case of Master Servicer,

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager - MLMI 2006-AF1

     9. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     10. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     11. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or the Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or the Company, respectively hereunder.

     12. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     13. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     14. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

     15. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and reimburse the Company for all out-of-pocket expenses, including attorney's fees, incurred by the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

     16. For purposes of this AAR Agreement only, the Master Servicer shall be considered a third party beneficiary, entitled to all the rights and benefits accruing to any Master Servicer as set forth herein as if it were a direct party to this AAR Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

MERRILL LYNCH MORTGAGE INVESTORS,
INC.
Assignee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


WELLS FARGO BANK, N.A.
Company


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.
Master Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                  ATTACHMENT l

                             ASSIGNED LOAN SCHEDULE

                             (Provided Upon Request)

                                  ATTACHMENT 2

             MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT,
                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                             (Provided Upon Request)